Exhibit 10.9
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE LIKELY TO CAUSE COMPETITITVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS DENOTED BY ASTERISKS IN BRACKETS [*****].

AMENDMENT NUMBER 33

TO

Special Business Provisions (SBP) BCA-MS-65530-0019

BETWEEN

THE BOEING COMPANY

AND

SPIRIT AEROSYSTEMS, INC.

This Amendment Number 33 (“Amendment No. 33”) to Special Business Provisions BCA-MS-65530-0019 is made as of the last date executed below (the “Effective Date”) by and between Spirit AeroSystems, Inc., a Delaware corporation having its principal office in Wichita, Kansas (“Spirit”) and The Boeing Company, a Delaware corporation, acting by and through its division, Boeing Commercial Airplanes (“Boeing”). Hereinafter, Spirit and Boeing may be referred to jointly as the “Parties”.

BACKGROUND
A.The Parties have entered into the Special Business Provisions, BCA-MS-65530-0019, (“SBP”) dated June 16, 2005.

B.The most recent Amendment to the SBP is Amendment No. 32, dated April 15, 2020.

C.The Parties wish to amend the SBP to incorporate terms of the Memorandum of Agreement (“MOA”) dated February 6, 2020 (“737 Production Rate Adjustment and Other Settlements MOA”), as set forth herein.

D.All terms of the MOA not expressly incorporated into the SBP as part of this Amendment will remain in full force and effect, except where the MOA itself recognizes the expiration of such terms

NOW THEREFORE, the Parties agree as follows:
1.Agreement.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 33    Boeing Initials:_____ Spirit Initials:_____

1.1     The SBP is hereby amended by deleting the existing SBP Table of Amendments Page 5 in its entirety and replacing it with a new Table of Amendments Page 5 as follows:

“AMENDMENTS

Number 30 31 32 33
Description

Annual Shipset Price Adjustment thru Line Number [*****]

1.Updated SBP Section 7.2.1 and SBP Attachments 1 and 2

Configuration Control
1.Updated SBP Section 21
2.Added new Section 21.1 Boeing Authorization

Supply Chain Integration
1.Updated SBP Section 12.8
2.Added new Section 12.8.8 [*****]

Payment Terms
1.Updated SBP Section 5.2.1
	Date 8/12/19 9/25/19 4/15/20 1/19/21	Approval H. Langowski R. Grant H. Langowski E. Bossler H. Langowski R. Grant H. Langowski E. Bossler
“

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 33    Boeing Initials:_____ Spirit Initials:_____

1.2    SBP Section 5.2.1 Payment Due Date is hereby deleted in its entirety and replaced as follows:

“5.2.1 Payment Due Date

Unless otherwise provided pursuant to a written agreement between the Parties, payment for all Products shall be net [*****] calendar days.

Except as otherwise provided pursuant to a written agreement between the Parties, payment due dates, including discount periods, shall be computed from (a) the actual date of delivery of the Product, (b) the date of receipt of a correct (proper) invoice for such Product or (c) the scheduled delivery date of such Product, whichever is last. Unless freight and other charges are itemized, any discount shall be taken on the full amount of the invoice. Boeing shall notify Spirit AeroSystems, Inc. in a timely manner if it receives an invoice it believes to be incorrect or improper. All payments are     subject to adjustment for shortages, credits and rejections. When practical, Boeing shall consult with Spirit AeroSystems, Inc. regarding any adjustments.”

2.Miscellaneous.

2.1.All other provisions of the SBP remain unchanged and in full force and effect.
.
2.2.This Amendment No. 33 constitutes the complete and exclusive agreement between the Parties with respect to the subject matter hereof and cancels and supersedes all previous agreements between the Parties relating thereto, whether written or oral. For purposes of clarity, those provisions of the MOA not expressly incorporated into this Amendment shall continue unaffected.

3.    Governing Law.
This Amendment No. 33 shall be governed by the internal laws of the State of Washington     without reference to any rules governing conflict of laws.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 33    Boeing Initials:_____ Spirit Initials:_____

EXECUTED in duplicate as of the last date set forth below by the duly authorized representatives of the Parties.
THE BOEING COMPANY     Spirit AeroSystems Inc.
BOEING COMMERCIAL AIRPLANES
By:    /s/ Helena Langowski        By:    /s/ Eric Bossler
Name:    Helena Langowski        Name:    Eric Bossler
Title:    Procurement Agent        Title:    Contracts Specialist
Date:    January 19, 2021        Date:    January 19, 2021

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 33    Boeing Initials:_____ Spirit Initials:_____